                                                                   EXHIBIT 10.4

                              XCYTE THERAPIES, INC.

                      SECOND ADDENDUM TO SERIES D PREFERRED
                            STOCK PURCHASE AGREEMENT

        This Second Addendum to Series D Preferred Stock Purchase Agreement (the "Second Addendum") is made as of the 14th day of August, 2000 by and among Xcyte Therapies, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A attached hereto (each an "Additional Purchaser" and together the "Additional Purchasers"), and the existing holders of Series D Preferred Stock listed on Exhibit B hereto (each an "Initial Series D Investor," together the "Initial Series D Investors"). All capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement (defined herein).

                                    RECITALS

        WHEREAS, on May 25, 2000, the Company entered into a Series D Preferred Stock Purchase Agreement, as amended by the Addendum to Series D Preferred Stock Purchase Agreement and Omnibus Amendment to Series B Financing Agreements dated as of August 8, 2000 (the "Purchase Agreement") with the Initial Series D Investors. The Purchase Agreement provides in Section 1.4 thereof that additional investors may, under conditions set forth therein, become parties to the Purchase Agreement at any time on or before August 8, 2000;

        WHEREAS, pursuant to the terms of Section 6.8 of the Purchase Agreement, the Purchase Agreement may be amended only with the written consent of the Company and Initial Series D Investors holding at least a majority of the Stock (or the Common Stock issuable upon conversion thereof);

        WHEREAS, the Company, the Additional Purchasers, the undersigned Initial Series D Investors, constituting the holders of sufficient shares of capital stock of the Company to amend the Purchase Agreement, desire to amend certain terms and conditions of the Purchase Agreement;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                    AGREEMENT

        In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

        1.     AUTHORIZATION AND SALE OF PREFERRED STOCK AND WARRANTS.

               1.1 AUTHORIZATION OF PREFERRED STOCK. The Company has authorized the issuance pursuant to this Second Addendum of up to 719,425 shares of its Series D Preferred Stock (the "Additional Shares") and the issuance of Warrants to purchase 80,575 shares of Common Stock (the "Warrants") to the Additional Purchasers. The rights, preferences, privileges and restrictions of the Series D Preferred Stock are as set forth in the Company's

Amended and Restated Certificate of Incorporation attached as Exhibit C to the Purchase Agreement (the "Restated Certificate").

               1.2 SALE OF PREFERRED STOCK AND WARRANTS. Subject to the terms and conditions hereof, at the Closing (as defined in Section 2.1 hereof) the Company will issue and sell to each Additional Purchaser, and each Additional Purchaser severally agrees to purchase from the Company, that number of Additional Shares at a cash purchase price of $2.78 per share of Series D Preferred Stock and Warrants at a cash purchase price of $0.001 per share of Common Stock specified opposite such Additional Purchaser's name on Exhibit A hereto. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, as amended by this Second Addendum (ii) be considered a "Purchaser" for all purposes under the Purchase Agreement, (iii) have all the rights and obligations of a Purchaser thereunder,
(iv) become parties to the Investors' Rights Agreement, as amended, and Voting Agreement, as amended, (v) be considered a "Series D Investor" for all purposes under the Investor Rights Agreement, as amended, and (vi) have all the rights and obligations of an Investor thereunder. The Additional Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") acquired by the Additional Purchasers hereunder shall be considered "Shares" for all purposes under the Purchase Agreement, as amended.

        2.     CLOSING; DELIVERY.

               2.1 CLOSING. The closing of the purchase and sale of the Additional Shares and Warrants hereunder (the "Closing") shall be held at the offices of Venture Law Group, Kirkland, Washington, at 10:00 a.m., on August 14, 2000, or at such other time and place as the Company and the Additional Purchasers may agree.

               2.2 DELIVERY. At the Closing, the Company will deliver to each Additional Purchaser a certificate representing the number of Additional Shares and Warrants set forth opposite such Additional Purchaser's name on Exhibit A, against payment of the purchase price therefor by each Additional Purchaser by check or wire transfer to the Company.

        3.     DISCLOSURE; CAPITALIZATION.
               --------------------------

               3.1 DISCLOSURE. Each Additional Purchaser hereby acknowledges receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to each Additional Purchaser that:

                      (i) The representations and warranties of the Company set forth in Section 2 of the Purchase Agreement were true and accurate when made;

                      (ii) Those representations and warranties, which are incorporated herein by this reference and made a part hereof, remain true and accurate in all material respects as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement and (B) as set forth in the Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit D.

                      (iii) The conditions to closing set forth in Section 4 of the Purchase Agreement and in Section 5 hereof have been satisfied, provided that the conditions set forth in Section 4.1 of the Purchase Agreement shall include references to changes in the Company's representations and warranties and the Company's status, respectively, as set forth herein and in the Exhibits attached hereto, and resulting from the consummation of the transactions contemplated by the Purchase Agreement.

               3.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capital of the Company shall consist of:

                      (i) Immediately prior to the Closing, the authorized capital of the Company shall consist of: (a) 60,000,000 shares of Common Stock, and (b) 28,909,976 shares of Preferred Stock (the "Preferred Stock"), of which 7,300,080 have been designated Series A Preferred Stock, 4,097,580 have been designated Series B Preferred Stock, 7,212,316 have been designated Series C Preferred Stock and 10,300,000 have been designated Series D Preferred Stock. Immediately prior to the Closing, 5,965,234 shares of Common Stock, 6,860,512 shares of Series A Preferred Stock, warrants to purchase 439,568 shares of Series A Preferred Stock, 3,903,080 shares of Series B Preferred Stock, and warrants to purchase 194,500 shares of Series B Preferred Stock, 7,185,630 shares of Series C Preferred Stock, warrants to purchase 26,686 shares of Series C Preferred Stock and 9,390,400 shares of Series D Preferred Stock will be outstanding.

                      (ii) Except as set forth in this Agreement and the exhibits thereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock except that the Company has reserved (a) the Shares for issuance at Closing, (b) the Common Stock issuable upon conversion of the Preferred Stock, (c) 2,500,000 shares of Common Stock reserved for issuance pursuant to a stock option plan adopted by the Company of which options to purchase 1,037,453 shares have been granted and remain outstanding, with 1,374,122 shares remaining for grant (d) 898,150 shares of Common Stock reserved for issuance to scientific founders upon the achievement of certain milestones, (e) 157,890 shares of Common Stock reserved for issuance to Carl June or his assignees upon the Company's acquisition of certain future technology and (f) the Warrants to purchase 1,051,712 shares of Common Stock issued pursuant to the Purchase Agreement, as amended.

                      (iii) Based in part upon the representations of each Purchaser in this Second Addendum and subject to the provisions of Section 2.5 of the Purchase Agreement, the Stock (and the Common Stock issuable upon conversion thereof) has been issued or will be issued in compliance with all applicable federal and state securities laws.

        4. REPRESENTATIONS AND WARRANTIES OF ADDITIONAL PURCHASERS AND INITIAL SERIES D INVESTORS. Each Additional Purchaser and Initial Series D Investor, severally and not jointly, acknowledges that such Additional Purchaser has reviewed the representations and warranties set forth in Section 3 of the Purchase Agreement and agrees with the Company that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Purchaser's purchase of the Additional Shares and Warrants hereunder.

        5. CONDITIONS TO ADDITIONAL PURCHASERS' OBLIGATIONS AT CLOSING. The obligation of each Additional Purchaser to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Purchaser's satisfaction at or prior to the Closing of the following conditions:

               5.1 REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Second Addendum; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

               5.2 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Second Addendum.

               5.3 LEGAL OPINION. Upon request, each of the Additional Purchasers will be entitled to receive from Venture Law Group, legal counsel for the Company, a legal opinion addressed to the Additional Purchasers substantially in the form attached hereto as Exhibit E.

        6. CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under Sections 1.1 and 1.2 of this Second Addendum are subject to the fulfillment at or before the Closing of each of the following conditions:

               6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Additional Purchaser and Initial Series D Investor contained in Section 4 hereof shall be true at the Closing.

               6.2 CONSENTS AND WAIVERS. The Company shall have obtained any and all consents and waivers necessary or appropriate for the Purchasers to become parties to the Investor Rights Agreement for the consummation of the transactions contemplated by this Second Addendum.

        7. AMENDMENT TO STOCK PURCHASE AGREEMENT. Section 1.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

               "1.4 Additional Closings. If the full number of Series D Preferred Stock of the Company is not sold at the Closing, the Company shall have the right, at any time prior to August 18, 2000 (the "Subsequent Closing Date"), to sell the remaining authorized but unissued shares of Series D Preferred Stock to one or more additional purchasers as determined by the Company, or to any Purchaser hereunder who wishes to acquire additional shares of Series D Preferred Stock at the price and on the terms set forth herein, provided that any such additional purchaser shall be required to execute an Second Addendum Agreement substantially in the form attached hereto as Exhibit
        F. Any additional purchaser so acquiring shares of Series D Preferred Stock shall be considered a "Purchaser" for purposes of this Agreement and an "Investor" for the purposes of the Agreements (as defined below), and any Series D Preferred Stock so acquired by such additional purchaser shall be considered "Shares" for purposes of this Agreement and all other agreements contemplated hereby."

        8.     MISCELLANEOUS.

               8.1 INCORPORATION BY REFERENCE. The provisions set forth in
Section 6 of the Purchase Agreement (other than Section 6.6) are incorporated herein by this reference and made a part hereof. Except as otherwise set forth herein, the terms and conditions of the Purchase Agreement shall remain in full force and effect notwithstanding the execution of this Agreement and are incorporated in their entirety herein and made a part of this Second Addendum as if fully set forth herein.

               8.2 NOTICES. Any notice required or permitted by this Second Addendum and/or the Agreements shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or sent by overnight courier telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number (as set forth below or in the Purchase Agreement or on Exhibit A hereto or thereto, or as subsequently modified by written notice) and (a) if to the Company, with a copy to Sonya F. Erickson, Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033, fax number (425) 739-8750 or (b) if to the Purchasers, with a copy to Richard Porter, Kirkland & Ellis, Aon Center, 200 East Randolph Drive Chicago, Illinois 60601, fax number (312) 861-2200.

               8.3 COUNTERPARTS. This Second Addendum may be executed in any number of counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.




                            [Signature page follows]

        The parties hereto have executed this Second Addendum as of the date first set forth above.

                                  XCYTE THERAPIES, INC.


                                  By:
                                       ----------------------------------------
                                       Ron J. Berenson, Chief Executive Officer

                                  Address:  1124 Columbia Street, Suite 130
                                            Seattle, WA  98104
                                  Fax:      (206) 262-6200





                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                     ADDITIONAL PURCHASERS:


                                     VECTOR FUND MANAGEMENT, L.P.

                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                                          (print)
                                     Title:
                                           -------------------------------------

                                     Address:  1751 Lake Cook Road, Suite 350
                                               Deerfield, IL  60015
                                               Attn:  Doug Reed, M.D.








                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       MPM BIOVENTURES II, L.P.

                                       By:  MPM Asset Management II, L.P., its
                                            General Partner
                                       By:  MPM Asset Management II LLC, its
                                            General Partner

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       MPM BIOVENTURES II-QP, L.P.

                                       By:  MPM Asset Management II, L.P., its
                                            General Partner
                                       By:  MPM Asset Management II LLC, its
                                            General Partner

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       MPM BIOVENTURES GMBH & CO.
                                       PARALLEL-BETEILIGUNGS KG

                                       By:  MPM Asset Management II, L.P., its
                                            General Partner
                                       By:  MPM Asset Management II LLC, its
                                            General Partner

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

                                       MPM ASSET MANAGEMENT INVESTORS 2000 B LLC

                                       By:
                                            ------------------------------------

                                       Name:
                                       Title:




                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       ---------------------------------
                                       JOHN E. PARKEY

                                       Address:  Tredegar Investments
                                                 6501 Columbia Center
                                                 701 Fifth Avenue
                                                 Seattle, WA  98104











                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       ---------------------------------
                                       NEIL RUZIC

                                       Address:  c/o Little Stirrup Cay
                                                 Research Limited
                                                 345 East Lake Front Drive
                                                 Beverly Shores, IN  46301
















                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       ARCH VENTURE FUND III, L.P.

                                       By:
                                              ----------------------------------
                                       Name:
                                              ----------------------------------
                                                           (print)
                                       Title:
                                              ----------------------------------

                                       Address:  1000 Second Avenue, Suite 3700
                                                 Seattle, WA  98104-1053
                                                 Attn:  Bob Nelsen










                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       ---------------------------------
                                       JIM ROBERTS

                                       Address:  2540 Shoreland Drive South
                                                 Seattle, WA  98144




















                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                       INITIAL SERIES D INVESTORS:

                                       ---------------------------------
                                       MARK GROUDINE

                                       Address:  1142 20th Avenue East
                                                 Seattle, WA  98112












                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:

DLJ CAPITAL CORP.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  3000 Sand Hill Road, Bldg. 3, Suite 170
          Menlo Park, CA  94025

DLJ FIRST ESC, L.P.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  3000 Sand Hill Road, Bldg. 3, Suite 170
          Menlo Park, CA  94025

SPROUT CAPITAL VII, L.P.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  3000 Sand Hill Road, Bldg. 3, Suite 170
          Menlo Park, CA  94025

THE SPROUT CEO FUND, L.P.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  3000 Sand Hill Road, Bldg. 3, Suite 170
          Menlo Park, CA  94025




                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:

ARCH VENTURE FUND III, L.P.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  1000 Second Avenue, Suite 3700
          Seattle, WA  98104-1053
          Attn:  Bob Nelsen












                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:

ALTA CALIFORNIA PARTNERS, L.P.

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  One Embarcadero Center, Suite 4050
          San Francisco, CA  94111
          Attn:  Jean Deleage


ALTA EMBARCADERO PARTNERS, LLC

By:
       -------------------------------------------
Name:
       -------------------------------------------
                      (print)
Title:
       -------------------------------------------

Address:  One Embarcadero Center, Suite 4050
          San Francisco, CA  94111
          Attn: Jean Deleage












                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
TGI FUND II, LC

Address:     6501 Columbia Center
             701 5th Avenue
             Seattle, WA 98104
             Attn:  Michael Beblo & Dave Maki










                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
FALCON TECHNOLOGY PARTNERS, L.P.

Address:     600 Dorset Road
             Devon, PA 19333
             Attn:  Jim Rathman



















                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
VULCAN VENTURES, INC.

Address:     110 110th Avenue NE, Suite 550
             Bellevue, WA  98004
             Attn:  Ruth B. Kunath




















                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
FLUKE CAPITAL MANAGEMENT, L.P.

Address:     11400 SE 6th Street, Suite 230
             Bellevue, WA  98004
             Attn:  Dennis Weston


















                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
TOM ALBERG

Address:     c/o Madrona Investment Group
             1000 2nd Avenue
             Seattle, WA 98104
























                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
MGN OPPORTUNITY GROUP LLC

Address:     The Norton Building
             801 Second Avenue, Suite 1300
             Seattle, WA 98104
             Attn:  Stephen Humphreys





























                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
ARNOLD L. HOLM, JR.

Address:     Holm Construction Services
             310 3rd Avenue NE, Suite 103
             Issaquah, WA  98027






























                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
HENRY JAMES

Address:     22420 North Dogwood Lane
             Woodway, WA 98020






























                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
OKI ENTERPRISES, LLC

Address:     c/o Scott Oki
             10838 Main Street
             Bellevue, WA  98004































                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
VLG INVESTMENTS LLC

Address:     c/o Elias J. Blawie
             2800 Sand Hill Road
             Menlo Park, CA  94025


------------------------------------
VLG ASSOCIATES 2000

Address:     c/o Elias J. Blawie
             2800 Sand Hill Road
             Menlo Park, CA  94025































                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

INITIAL SERIES D INVESTORS:


------------------------------------
SONYA F. ERICKSON

Address:     4750 Carillon Point
             Kirkland, WA  98033






























                    SIGNATURE PAGE TO XCYTE THERAPIES, INC.
              SECOND ADDENDUM TO SERIES D STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                        SCHEDULE OF ADDITIONAL PURCHASERS


             NAME/ADDRESS               AMOUNT INVESTED   NUMBER OF SHARES       NUMBER OF       PURCHASE PRICE
                                                                              WARRANT SHARES      OF WARRANTS

 VECTOR LATER-STAGE EQUITY FUND II,       $500,000.38          179,856            20,144             $20.14
 L.P.
 1751 Lake Cook Road, Suite 350
 Deerfield, IL  60015
 Attn:  Doug Reed, M.D.

 VECTOR LATER-STAGE EQUITY FUND II       $1,500,001.12         539,569            60,431             $60.44
 (QP), L.P.
 1751 Lake Cook Road, Suite 350
 Deerfield, IL  60015
 Attn:  Doug Reed, M.D.

                       TOTAL             $2,000,001.50         719,425            80,575             $80.58


                                    EXHIBIT B

                           INITIAL SERIES D INVESTORS



INVESTOR NAME AND ADDRESS               NUMBER OF SERIES D          NUMBER OF WARRANT
                                        PREFERRED SHARES                  SHARES
DLJ CAPITAL CORP.                             6,475                          725
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

DLJ FIRST ESC L.P.                           32,374                        3,625
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

SPROUT CAPITAL VII, L.P.                    281,622                       31,541
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

THE SPROUT CEO FUND, L.P.                     3,270                          366
3000 Sand Hill Road
Building Three, Suite 170
Menlo Park, CA  94025
Attn:  Bob Curry

ARCH VENTURE FUND III, L.P.                1,321,942                     148,056
1000 Second Avenue, Suite 3700
Seattle, WA  98104-1053
Attn:  Bob Nelsen

ALTA CALIFORNIA PARTNERS, L.P.               571,491                      64,006
One Embarcadero Center
Suite 4050
San Francisco, CA  94111
Attn: Jean Deleage

INVESTOR NAME AND ADDRESS               NUMBER OF SERIES D          NUMBER OF WARRANT
                                        PREFERRED SHARES                  SHARES
ALTA EMBARCADERO
PARTNERS, LLC                                13,056                        1,462
One Embarcadero Center
Suite 4050
San Francisco, CA  94111
Attn: Jean Deleage

TGI FUND II, LC                             286,022                       32,034
6501 Columbia Center
701 - 5th Avenue
Seattle, WA  98104
Attn:  Michael Beblo and
       Dave Maki

FALCON TECHNOLOGY PARTNERS, L.P.             95,341                       10,678
600 Dorset Road
Devon, PA  19333
Attn: Jim Rathman

VULCAN VENTURES INC.                        719,424                       80,575
110 110th Avenue, NE, Suite 550
Bellevue, WA  98004
Attn:  Ruth B. Kunath

FLUKE CAPITAL MANAGEMENT, L.P.               89,928                       10,071
11400 SE 6th Street, Suite 230
Bellevue, WA  98004
Attn:  Dennis Weston and
       Kevin Gabelein

TOM ALBERG                                  719,424                       80,575
c/o Madrona Investment Group
1000 2nd Avenue
Seattle, WA  98104


INVESTOR NAME AND ADDRESS               NUMBER OF SERIES D          NUMBER OF WARRANT
                                        PREFERRED SHARES                  SHARES
MGN OPPORTUNITY GROUP LLC
Matthew G. Norton Company
The Norton Building
801 Second Avenue, Suite 1300               359,712                       40,287
Seattle, WA  98104
Attn:  Stephen Humphreys

ARNOLD L. HOLM, JR.                          36,000                        4,032
Holm Construction Services
310 3rd Avenue NE, Suite 103
Issaquah, WA  98027

HENRY JAMES                                  89,928                       10,071
22420 North Dogwood Lane
Woodway, WA  98020

OKI ENTERPRISES, LLC                        359,712                       40,287
c/o Scott Oki
10838 Main Street
Bellevue, WA  98004

VLG INVESTMENTS LLC                          12,619                        1,413
c/o Elias J. Blawie
2800 Sand Hill Road
Menlo Park, CA 94025

VLG ASSOCIATES 2000                           1,770                          198
c/o Elias J. Blawie
2800 Sand Hill Road
Menlo Park, CA 94025

SONYA F. ERICKSON                             1,799                          201
4750 Carillon Point
Kirkland, WA 98033

MPM BIOVENTURES II, LP                      320,719                       35,921
One Cambridge Center
Cambridge, MA 02142


INVESTOR NAME AND ADDRESS               NUMBER OF SERIES D          NUMBER OF WARRANT
                                        PREFERRED SHARES                  SHARES
MPM BIOVENTURES II-QP, LP                 2,905,900                      325,460
One Cambridge Center
Cambridge, MA 02142

MPM BIOVENTURES GMBH & CO.                1,023,022                      114,578
PARALLEL-BETEILIGUNGS KG
One Cambridge Center
Cambridge, MA 02142

MPM ASSET MANAGEMENT INVESTORS 2000          66,906                        7,494
B LLC
One Cambridge Center
Cambridge, MA 02142

JOHN E. PARKEY                               17,986                        2,014
Tredegar Investments
6501 Columbia Center
701 Fifth Avenue
Seattle, WA  98104

NEIL RUZIC                                   17,986                        2,014
Little Stirrup Cay Research Ltd.
345 Each Lake Front Drive
Beverly Shores, IN  46301

JIM ROBERTS                                  17,986                        2,014
2540 Shoreland Drive South
Seattle, WA  98144

MARK GROUDINE                                17,986                        2,014
1142 20th Avenue East
Seattle, WA  98112

TOTAL                                     9,390,400                    1,051,712

                                    EXHIBIT C

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


                                (SEE TAB NO. 31)

                                    EXHIBIT D

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT E

                              FORM OF LEGAL OPINION


                                (See Tab No. 11